UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event reported):  May 18, 2007

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

One Riverway, Suite 2100
Houston, Texas 77056
(Address of principal executive offices)

(713) 850-7600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

On May 18, 2007, Geokinetics Inc., a Delaware corporation, (“Geokinetics” or the “Company”) issued a press release announcing the Company’s listing of Geokinetics common stock, par value $.01 (“Common Stock”) on the American Stock Exchange, the closing of the Company’s public offering of 4,500,000 shares of Common Stock and the appointment of a new director.  A copy of the press release is attached as Exhibit 99.1 hereto, the contents of which are furnished in its entirety pursuant to this Item 7.01.

Item 9.01                                             Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press Release, dated May 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

Date: May 24, 2007	By:	/s/ Scott A. McCurdy
Scott A. McCurdy
Vice President and Chief Financial Officer